                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

--------------------------------------------------------------------------------

                           Health Fitness Corporation

--------------------------------------------------------------------------------

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                           HEALTH FITNESS CORPORATION
            -------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
            -------------------------------------------------------

         The Annual Meeting of Shareholders of Health Fitness Corporation will be held on May 16, 2001, at 3:30 p.m. CST, at the Company's corporate offices, 3500 West 80th Street, Bloomington, Minnesota, for the following purposes:

         1. To elect seven individuals to serve on the Board of Directors for a term of one year or until their successors are duly named.

         2. To approve a 200,000 share increase in the number of shares reserved for the Company's 1995 Employee Stock Purchase Plan.

         3. To approve an amendment to the Company's 1995 Stock Option Plan to permit incentive stock options to remain exercisable following termination of employment for the maximum periods permitted by the Internal Revenue Code.

         4. To approve the selection of Grant Thornton LLP as the Company's independent auditors for the current fiscal year.

         5. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

         Only shareholders of record at the close of business on March 26, 2001, are entitled to notice of and to vote at the meeting or any adjournment thereof.

         Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Jerry V. Noyce

                                       Jerry V. Noyce
                                       President and Chief Executive Officer

Bloomington, Minnesota
April 16, 2001

                           HEALTH FITNESS CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 16, 2001
            -------------------------------------------------------
                                 PROXY STATEMENT
            -------------------------------------------------------

                                  INTRODUCTION

         Your Proxy is solicited by the Board of Directors of Health Fitness Corporation ("the Company") for the Annual Meeting of Shareholders to be held on May 16, 2001, at the location and for the purposes set forth in the notice of meeting, and at any adjournment thereof.

         The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of the Company's Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

         The mailing address of the principal executive office of the Company is 3500 West 80th Street, Suite 130, Bloomington, Minnesota 55431. The Company expects that this Proxy Statement, the related proxy and notice of meeting will first be mailed to shareholders on or about April 16, 2001.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed March 26, 2001, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 26, 2001, 12,165,250 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

               PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

         The following table sets forth the number of shares of Common Stock beneficially owned as of March 26, 2001, by persons known to the Company to be beneficial owners of more than 5% of the Company's Common Stock, by each executive officer of the Company named in the Summary Compensation table, by each current director and nominee for director of the Company and by all current directors and executive officers as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated. Officers and directors can be reached at the Company's principal executive office.


             NAME AND ADDRESS OF                  NUMBER OF SHARES
              BENEFICIAL OWNER                    BENEFICIALLY OWNED           PERCENT OF CLASS (1)
           ----------------------                 ------------------           ----------------
Charles E. Bidwell                                  1,097,973 (2)                     8.9%
3535 Kilkenny Lane
Hamel, MN  55340

Wells Fargo & Company                                 981,473 (3)                     8.1%
420 Montgomery Street
San Francisco, CA 94104

Perkins Capital Management, Inc.                      867,450 (4)                     7.1%
730 East Lake Street
Wayzata, MN  55391

George E. Kline                                       832,276 (5)                     6.7%
4750 IDS Center
Minneapolis, MN 55402

Loren S. Brink                                        295,378 (6)                     2.4%

James A. Bernards                                     160,000 (7)                     1.3%

Mark W. Sheffert                                      100,000 (8)                        *

James A. Narum                                         84,095 (9)                        *

K. James Ehlen, M.D.                                        0                            *

Sean A. Kearns                                              0                            *

Thomas A. Knox                                              0                            *

Charles J.B. Mitchell                                       0                            *

Jerry V. Noyce                                              0                            *

John C. Penn                                                0                            *


Linda Hall Whitman                                          0                            *

Rodney A. Young                                             0                            *



All current directors and current executive        577,731(10)                         4.6%
officers as a group (10 persons)

---------------------
*        Less than 1%

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 26, 2001, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2) Includes 157,500 shares which may be purchased upon exercise of options and warrants which are exercisable as of March 26, 2001 or within 60 days of such date.

(3) In its most recent Schedule 13G filing with the Securities and Exchange Commission on February 2, 2001, Wells Fargo & Company represents it has sole voting power over all of such shares and sole dispositive power over 940,473 of such shares.

(4) In its most recent Schedule 13G filing with the Securities and Exchange Commission on January 22, 2001, Perkins Capital Management, Inc. represents it has sole voting power over 574,500 of such shares and sole dispositive power over all such shares.

(5) Includes (i) 100,000 shares held by Brightstone Capital, Ltd., an investment firm controlled by Mr. Bernards and Mr. Kline; and (ii) 85,782 shares held by Brightside Fund, 318,182 shares and a currently exercisable warrant to purchase 79,546 shares held by Brightstone Fund VIII, a currently exercisable warrant to purchase 67,516 shares held by Brightbridge Fund, and 31,250 shares held by Brightstone Fund V, all of which are investment funds managed by Messrs. Bernards and Kline. Also includes 50,000 shares which may be purchased upon exercise of options which are exercisable by Mr. Kline as of March 26, 2001 or within 60 days of such date. Pursuant to written agreement between Mr. Bernards and Mr. Kline, Mr. Kline has sole voting and investment power over Company securities held by any investment funds managed by them.

(6) Includes 100,000 shares which may be purchased upon exercise of options which are exercisable as of March 26, 2001 or within 60 days of such date.

(7) Includes 100,000 shares held by Brightstone Capital, Ltd., an investment firm controlled by Mr. Bernards and Mr. Kline, 10,000 shares held by an employee benefit plan over which Mr. Bernards has shared voting and investment power, and 50,000 shares which may be purchased upon exercise of options that are exercisable by Mr. Bernards as of March 26, 2001 or within 60 days of such date. Does not contain Company shares or warrants held by any investment funds managed by Messrs. Bernards and Kline. Pursuant to written agreement between Mr. Bernards and Mr. Kline, Mr. Bernards has no voting or investment power over any of such securities.

(8) Such shares are not outstanding but may be purchased upon exercise of a currently exercisable warrant held by Manchester Business Services, Inc. ("Manchester"). As President, Chief Executive Officer and controlling shareholder of Manchester, Mr. Sheffert may be deemed to share dispositive power over the shares underlying such Warrant.

(9) Includes 65,000 shares which may be purchased upon exercise of options that are exercisable as of March 26, 2001 or within 60 days of such date.

(10) Includes 356,966 shares which may be purchased upon exercise of options and warrants that are exercisable as of March 26, 2001 or within 60 days of such date.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL #1)

GENERAL INFORMATION

         The Board of Directors has fixed the number of directors for the ensuing year at seven and has nominated the seven current members of the Board to be elected at the Annual Meeting. Under applicable Minnesota law, the election of each nominee requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

         In the absence of other instructions, each proxy will be voted for each of the nominees listed below. If elected, each nominee will serve until the next annual meeting of shareholders and until his or her successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve.

         The names and ages of all of the director nominees and the positions held by each with the Company are as follows:


                     NAME                          AGE                           POSITION
                     ----                          ---                           --------
         James A. Bernards                         54                            Chairman
         K. James Ehlen, M.D.                      56                            Director
         Jerry V. Noyce                            56                  President, CEO and Director
         John C. Penn                              61                            Director
         Mark W. Sheffert                          53                            Director
         Linda Hall Whitman                        52                            Director
         Rodney A. Young                           46                            Director

         JAMES A. BERNARDS, a director of the Company from 1993 to June 1998, since March 1999 and Chairman of the Board since April 1999, has been President of Brightstone Capital, LLC, a venture capital firm, since 1985 and President of Facilitation Incorporated, a strategic planning firm he founded in July 1993. Prior to that time he was President of Stirtz Bernards & Co., a CPA firm he founded and with which he had been a partner for more than 18 years. Mr. Bernards is also a director of FSI International, Inc., August Technology Corporation and Entegris, Inc.

         K. JAMES EHLEN, M.D., a director of the Company since April 2001, has been Chief of Clinical Leadership for Humana Inc., a health services company, since February 2001. He was Executive Leader of Health Care Practice for Halleland Health Consulting, a Minneapolis-based health consulting firm, from May 2000 to February 2001, and was a self-employed health care consultant from June 1999 to May 2000. From October 1988 to June 1999, Dr. Ehlen served as Chief Executive Officer of Allina Health System, a four state integrated health care organization. Dr. Ehlen is a director of Augustine Medical, Inc.

         JERRY V. NOYCE has been President and Chief Executive Officer of the Company since November 2000 and a director since February 2001. From October 1973 to March 1997 he was Chief Executive Officer and Executive Vice President of Northwest Racquet, Swim & Health Clubs. From March 1997 to November 1999 Mr. Noyce served as Regional Chief Executive Officer of CSI/Wellbridge Company, the successor to Northwest Racquet, where he was responsible for all operations at the Norwest Clubs and the Flagship Athletic Club. Mr. Noyce continues to provide consulting services to CSI/Wellbridge.

         JOHN C. PENN, a director of the Company since April 2001, is Vice Chairman and Chief Executive Officer of Satellite Companies, a family-owned group of three companies engaged in the manufacture and international sales of portable restroom equipment, distribution and rental of relocateable buildings, and sales and maintenance of private aircraft. He served for 21 years as an outside board member of those companies before joining them as an employee in 1999. For 25 years prior to joining Satellite Companies, Mr. Penn served as chief executive officer of several companies in the manufacturing and medical industries, including Centers for Diagnostic Imaging, Benson Optical and Arctic Enterprises. Mr. Penn is also a director of Angeion Corporation.

         MARK W. SHEFFERT, a director of the Company since January 2001, has served as Chairman and Chief Executive Officer of Manchester Companies, Inc., a financial and business advisory firm, since December 1989. Mr. Sheffert is also a director of Fourth Shift Corporation, LifeRate Systems, Inc. and Angeion Corporation.

         LINDA HALL WHITMAN, a director of the Company since April 2001, was President of Ceridian Performance Partners, Ceridian Corporation (an information services company), from 1996 through December 2000, and Vice President, Business Integration, at Ceridian from 1995 to 1996. From 1980 to 1995 she served in various management and executive positions with Honeywell, Inc., including Vice President, Consumer Business Group, from 1993 to 1995. Ms. Whitman is also a director of MTS Systems Corporation and the Ninth District Federal Reserve Bank Board.

         RODNEY A. YOUNG, a director of the Company since April 2001, has been Chief Executive Officer, President and a director of LecTec Corporation, a developer, manufacturer and marketer of healthcare consumer and over-the-counter pharmaceutical products, since August 1996 and Chairman of the Board of LecTec since November 1996. Prior to assuming the leadership role with LecTec, Mr. Young served Baxter International, Inc. for five years in various management roles, most recently as Vice President and General Manager of the Specialized Distribution

Division. Mr. Young also serves as a director of Possis Medical, Inc., and Delta Dental Plan of Minnesota, as well as the University of Minnesota Science Undergraduate Advisory Board.

         There are no arrangements or understandings between any of the directors or any other person (other than arrangements or understandings with directors acting as such) pursuant to which any person was selected as a director or nominee of the Company. There are no family relationships among the Company's directors.

COMMITTEE AND BOARD MEETINGS

         The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. During fiscal 2000, the Audit Committee members were Susan H. DeNuccio, William T. Simonet, M.D. and Robert K. Spinner, former directors of the Company. The Audit Committee is charged with responsibility for reviewing the Company's external and internal auditing system, monitoring accounting and financial reporting practices, determining the adequacy of administrative and internal accounting controls, monitoring compliance with the Company's prescribed procedures and reviewing publicly disseminated financial information. The Audit Committee functions include supervision of the independent auditors, including recommendation of the engagement or discharge of such auditors, and review with the independent auditors of the audit plan and results of the auditing engagement. The Audit Committee met twice during fiscal 2000.

         The Compensation Committee, which currently consists of James A. Bernards and Mark W. Sheffert, is charged with oversight responsibility for management's performance and the adequacy and effectiveness of compensation and benefit plans. In addition, the Compensation Committee makes recommendations to the Board of Directors regarding remuneration arrangements for senior management, and adoption of employee compensation and benefit plans. The Compensation Committee did not meet during fiscal 2000. In lieu of Compensation Committee meetings, the Board of Directors determined compensation issues.

         The directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board action by written consent of a majority of all directors, in accordance with the Company's Articles of Incorporation and Minnesota law, rather than hold formal meetings. During fiscal 2000, the Board of Directors held six formal meetings. Each incumbent director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

DIRECTORS FEES

         Directors are not currently paid fees for attending Board or Committee meetings, but are reimbursed for their out-of-pocket expenses incurred on the Company's behalf. The Board is reviewing director compensation and anticipates implementing a compensation package during the current fiscal year. On April 8, 1997, the Company adopted a stock option program for nonemployee directors whereby each person who was a nonemployee director on such date (including James
A. Bernards) was granted a ten-year nonqualified stock option under the

Company's 1995 Stock Option Plan (the "Plan") to purchase 50,000 shares of Company Common Stock at $3.00 per share. Such options were made immediately exercisable ("vested") to the extent of 10,000 shares and were to vest to the extent of an additional 10,000 shares upon each re-election of the director to the Company's Board of Directors. If an optionee ceased to be a director, such option was to remain exercisable but only to the extent vested at the date of termination, unless such optionee ceased to be a director for cause, in which event the option would terminate immediately.

         In March 1998, Mr. Bernards, director of the Company since 1993, informed the Company that he had decided not to stand for re-election to the Board. In consideration of Mr. Bernards' long service on the Company's Board of Directors and his extraordinary efforts expended over the prior year in connection with the Company's debt and equity financing, in April 1998 the Board resolved to "vest" immediately the remaining 30,000 share portion of Mr. Bernards' director option described above.

                             AUDIT COMMITTEE REPORT

         The Board of Directors maintains an Audit Committee currently comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4310(c)(26)(B)(i), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

         In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

         (1) reviewed and discussed the audited financial statements with management;

         (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

         (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission.

                         MEMBERS OF THE AUDIT COMMITTEE:
                               Mark W. Sheffert (Chair)
                               James A. Bernards
                               John C. Penn

                              CERTAIN TRANSACTIONS

         On April 8, 1999, the Company retained Manchester Business Services, Inc., a Minneapolis-based multi-disciplinary professional services firm ("Manchester") which provides investment banking, finance, turnaround and management advisory services to small and middle market companies. Manchester has provided senior management services, assisted with the sale of various business segments and divisions and assisted with the design and execution of the Company's re-engineering effort. Manchester's contract to provide senior management services expired on December 31, 2000; however, Manchester is continuing to provide consulting services on an as-needed basis and is currently engaged to provide strategic planning services to the Company through April 2001, for which it is being paid $50,000. In July 2000, in consideration of providing services to secure the Company's bank financing, the Company agreed to pay Manchester $100,000 and issued Manchester a five-year Warrant to purchase 100,000 shares at an exercise price of $0.2969 per share. During fiscal 2000, the Company paid Manchester fees in the total amount of $350,000, including $50,000 of the $100,000 earned for services in securing the financing. Mark W. Sheffert, a director of the Company, is Chairman, Chief Executive Officer and a controlling shareholder of Manchester.

                             EXECUTIVE COMPENSATION

BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. During fiscal 2000, the Compensation Committee of the Board of Directors was composed of outside directors James A. Bernards, William T. Simonet, M.D. and Robert K. Spinner. Effective at the Company's Board of Directors meeting in March 2001, the Board appointed outside directors James Bernards and Mark Sheffert to the Compensation Committee. None of the former members of the Committee, nor Mr. Bernards nor Mr. Sheffert, is or ever has been an employee or officer of the Company and none of such persons is affiliated with any entity other than the Company with which an executive officer of the Company is affiliated.

         OVERVIEW AND PHILOSOPHY. During fiscal 1999 and fiscal 2000, the Company's principal executive officers were compensated primarily through a Management Agreement between the Company and Manchester Business Services. However, as the Company has transitioned from the Manchester arrangement to a new Chief Executive Officer in the person of Jerry Noyce (November 2000) and a new Chief Financial Officer in the person of Wes Winnekins (February 2001), the Company has developed an executive compensation program designed to align the financial interests of its executive officers with those of the shareholders. Thus, executive compensation is viewed in total considering all of its component parts, including base salary, annual bonus opportunities, perquisites, and stock options.

         The Company has formal employment agreements with its Chief Executive Officer and Chief Financial Officer. See "Employment Agreements" below.

         COMPENSATION IN 2000. As noted earlier in this report, most executive compensation during fiscal 2000 was paid through the Company's Management Agreement with Manchester Business Services. In November 2000, the Company entered into an Employment Agreement with Jerry Noyce, the Company's new Chief Executive Officer, and in February, 2001, the Company entered into an Employment Agreement with Wes Winnekins, the Company's new Chief Financial Officer. See "Employment Agreements" below.

         GENERAL. The Company provides medical and insurance benefits to its executive officers, which are generally available to all Company employees. The Company has a 401(k) plan in which all qualified employees, including the executive officers, are eligible to participate. During 2000, the Company made aggregate matching contributions of $103,000 to plans qualified under IRC ss. 401(k).

         CHIEF EXECUTIVE OFFICER COMPENSATION. As noted earlier in this report, the Company's Chief Executive Officer was compensated through payments made to Manchester Business Services under the Company's Management Agreement with Manchester Business Services, until Jerry Noyce was employed as the Company's Chief Executive Officer in November, 2000 pursuant to a written Employment Agreement. See "Employment Agreements."

         Current member of the Compensation Committee who served as a member of the Compensation Committee for fiscal 2000:

                                James A. Bernards

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to all persons serving as Chief Executive Officer during fiscal 2000 and to the Company's most highly compensated executive officers who received compensation in excess of $100,000 during fiscal 2000 (such individuals referred to as the "named executive officers").


                                                                                  Long Term Compensation
                                                                                  ----------------------
                                             Annual Compensation                       Awards            Payouts
                                             -------------------                       ------            -------
                                                                              Restricted    Securities     LTIP      All Other
   Name and Principal      Fiscal                                                Stock      Underlying   Payouts   Compensation
        Position            Year     Salary ($)   Bonus ($)    Other ($)      Awards ($)     Options (#)   ($)          ($)
        --------            ----     ----------   ---------    ---------      ----------     ----------  -------   ------------
Jerry V. Noyce,             2000      15,538 (1)      --          7,272 (2)        --         250,000        --          --
President and Chief
Executive Officer (1)

Charles J.B. Mitchell,      2000        (3)           --             --            --            --          --          --
Former Acting Chief         1999        (3)           --             --            --            --          --          --
Executive Officer

Loren S. Brink, Former      2000     116,934          4,202          --            --            --          --        90,000 (4)
President of Sales and      1999     176,164           --            --            --            --          --       214,662
Marketing                   1998     175,385           --        20,705            --            --          --        26,000

James A. Narum,             2000     110,770         20,000          --            --          60,000        --          --
Corporate Vice President    1999      96,614           --            --            --            --          --          --
of Operations               1998      95,992          8,840          --            --          60,000        --          --

Thomas A. Knox, Former      2000        (3)            --            --            --            --          --          --
Acting Chief Operating      1999        (3)            --            --            --            --          --          --
Officer

Sean A. Kearns, Former      2000     110,000         65,000          --            --            --          --          --
Chief Financial Officer     1999      39,770           --            --            --            --          --          --

------------------------

(1)      Mr. Noyce began employment with the Company during fiscal 2000.

(2) Amount represents reimbursement of legal expenses. See "Employment Agreements - Jerry V. Noyce."

(3) The management services of Mr. Mitchell and Mr. Knox were provided through the Company's retention agreement with Manchester Business Services, Inc. These individuals did not receive direct compensation from the Company.

(4) Amount represents payments made under noncompete agreement. See "Employment Agreements - Loren Brink."


EMPLOYMENT AGREEMENTS

         LOREN BRINK. The Company had an employment agreement with Mr. Brink (the "Agreement"), pursuant to which Mr. Brink served as the Company's President of Sales and Marketing. The Agreement provided for a base salary of $190,000 and sales commissions based on the achievement of certain sales goals. By mutual agreement of Mr. Brink and the Company, Mr. Brink terminated his employment with the Company in July 2000. In consideration of certain noncompetition and confidentiality agreements by Mr. Brink, the Company agreed to pay Mr. Brink $20,000 per month for three months and $10,000 per month for six additional months.

         JERRY V. NOYCE. In November 2000, the Company entered into an employment agreement with Jerry V. Noyce pursuant to which Mr. Noyce will serve as the Company's President and Chief Executive Officer at an annual base salary of $230,000, subject to future increases as determined by the Board of Directors. For 2001, Mr. Noyce is eligible to earn an annual bonus ranging from 10% to 60% of base salary based on earnings before taxes, depreciation and amortization ranging from $2,700,000 to $3,500,000 and over. For subsequent years, bonus compensation criteria will be set by the Board. Pursuant to the agreement Mr. Noyce was also granted an option to purchase 250,000 shares of Common Stock of the Company at an exercise price of $.2969 per share, which is exercisable in annual increments of 50,000 shares each commencing November 30, 2001. Mr. Noyce will also receive normal and customary employee benefits and fringe benefits, including a $500 per month car allowance and country club membership, and was entitled to reimbursement of up to $7,500 for legal fees incurred by him in connection with negotiating the agreement with the Company. The agreement may be terminated by either party upon written notice to the other party. If Mr. Noyce is terminated without "cause," he will continue to receive his base salary for a period of 12 months following such termination. If the agreement is terminated by the Company because of a change of control, or if Mr. Noyce resigns as a result of a change of control because he will not be named chief executive officer of the new controlling entity, and such termination occurs within 12 months of the date he commenced employment, he will receive his base salary for a period of 12 months following termination.

         JAMES V. NARUM. The Company has a five-year employment agreement with James V. Narum, effective April 21, 1995, as amended (the "Agreement"), which will automatically extend for additional one-year terms unless either party gives written notice of termination. Pursuant to the Agreement, Mr. Narum serves as the Company's Corporate Vice President of Operations for the Corporate Health and Fitness Division at a minimum base salary of $115,000. In consideration of Mr. Narum's execution of an amendment to the Agreement in November 2000, the Company paid Mr. Narum a bonus of $20,000 and agreed to pay an additional $30,000 bonus if Mr. Narum remained a full-time employee through April 9, 2001. Commencing with calendar year 2001, Mr. Narum is eligible to earn an annual bonus of up to 15% of his annual base salary if the Company achieves certain performance criteria as approved by the Board. The Company granted Mr. Narum a five-year incentive stock option to purchase 60,000 shares of Common Stock at an exercise price of $.3125 per share. Such option is exercisable in full on April 9, 2001, if Mr. Narum remains in the Company's employ to such date. Mr. Narum receives normal and customary employee fringe benefits as well as an annual one-year membership in Northwest Airlines World Club. In the event Mr. Narum's employment is terminated in the event of a change of control where Mr. Narum is not offered comparable employment with the new entity, he will be entitled to receive six months base salary, certain COBRA payments, and up to $5,000 of outplacement fees.

         WESLEY W. WINNEKINS. The Company has an employment agreement with Wesley W. Winnekins, effective February 9, 2001, which continues for an indefinite term until terminated in accordance with the agreement. Pursuant to the Agreement, Mr. Winnekins will serve as Chief Financial Officer at an annual base salary of $120,000 subject to future increases as determined by the Board of Directors. For 2001, Mr. Winnekins is eligible to earn an annual bonus ranging from 5% to 28% of base salary based on earnings before taxes, depreciation and amortization ranging from $2,700,000 to $3,300,000 and over. For subsequent years, bonus compensation criteria will be set by the Board. Pursuant to the agreement Mr. Winnekins was also granted an option to purchase 80,000 shares of Common Stock of the Company at an exercise price of $.6875 per share, which is exercisable in annual increments of 16,000 shares commencing

February 2, 2002. The agreement may be terminated by either party upon written notice to the other party.

OPTION GRANTS DURING FISCAL YEAR 2000

         The following table sets forth information regarding stock options granted to the named executive officers during the fiscal year ended December 31, 2000. The Company has not granted stock appreciation rights:



                                                                                          POTENTIAL REALIZABLE VALUE
                              NUMBER OF       % OF TOTAL                                  AT ASSUMED ANNUAL RATES OF
                             SECURITIES         OPTIONS         EXERCISE                   STOCK PRICE APPRECIATION
                             UNDERLYING        GRANTED TO      PRICE PER                        FOR OPTION TERM
                               OPTIONS        EMPLOYEES IN       SHARE       EXPIRATION       ------------------
          NAME               GRANTED (#)      FISCAL YEAR        ($/SH)         DATE          5%($)         10%($)
        --------           ---------------   -------------     ----------    ----------     ---------     --------
Jerry V. Noyce               250,000 (1)          81%            .2969        11/30/06       25,244         57,269
Charles J.B. Mitchell             0               N/A             N/A           N/A            N/A           N/A
Loren S. Brink                    0               N/A             N/A           N/A            N/A           N/A
James A. Narum                60,000 (2)          19%            .3125        11/01/05        5,180         11,447
Thomas A. Knox                    0               N/A             N/A           N/A            N/A           N/A
Sean A. Kearns                    0               N/A             N/A           N/A            N/A           N/A

------------------------

(1)      Exercisable as to 50,000 shares each year commencing November 30, 2001.

(2)      Exercisable on April 9, 2001.


AGGREGATED OPTION EXERCISES DURING FISCAL YEAR 2000 AND FISCAL YEAR END OPTION VALUES

         The following table provides information related to the number of options exercised during the last fiscal year and the number and value of options held at fiscal year end by the named executive officers:


                                                            NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                           SHARES ACQUIRED                 UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS AT
                             ON EXERCISE       VALUE         OPTIONS AT 12/31/00             12/31/00(1)
          NAME                   (#)         REALIZED     EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
          ----             ---------------   ---------    -------------------------   -------------------------
Jerry V. Noyce                   --             --               0 / 250,000                 $0 / $8,275
Charles J.B. Mitchell            --             --                  0 / 0                        N/A
Loren S. Brink                   --             --                  0 / 0                        N/A
James A. Narum                   --             --             5,000 / 60,000                $0 / $1,050
Thomas A. Knox                   --             --                  0 / 0                        N/A
Sean A. Kearns                   --             --                  0 / 0                        N/A

------------------------

(1) Value of exercisable/unexercisable in-the-money options is equal to the difference between the market price of the Common Stock at fiscal year end and the option exercise price per share multiplied by the number of shares subject to options. The closing price as of December 29, 2000 on the OTC Bulletin Board was $0.33.


PERFORMANCE GRAPH

         Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock from December 31, 1995 through December 31, 2000, with the cumulative total return of the S&P 500 Index and the Service (Commercial and Consumer)-500 Index. The comparison assumes $100 was invested on December 31, 1995, in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.


                                    [GRAPH]


                                         Base                              Indexed Returns
                                         Period                              Years Ending
                                         ------                              ------------

Company/Index                            Dec 95        Dec 96      Dec 97       Dec 98       Dec 99     Dec 00
-------------                            ------        ------      ------       ------       ------     ------
Health Fitness Corp.                        100          133.33        69.42        29.16       22.22      14.67
S&P 500 Index                               100          122.96       163.98       210.85      255.21     231.98
Service (Comml & Consumer)-500              100          103.27       141.70       116.23      110.75      71.33

                         INCREASE IN SHARES RESERVED FOR
                        1995 EMPLOYEE STOCK PURCHASE PLAN
                                  (PROPOSAL #2)

GENERAL

         The Company has in effect a 1995 Employee Stock Purchase Plan (the "Stock Purchase Plan"). In February 2000 the Board of Directors increased from 200,000 to 300,000 the number of shares of Common Stock reserved for issuance under the Stock Purchase Plan, but that increase has not yet been approved by shareholders. The Board has recommended a further increase in the number of shares of the Company's Common Stock reserved for issuance under the Stock Purchase Plan from 300,000 to 400,000 shares. A general description of the basic features of the Stock Purchase Plan is presented below, but such description is qualified in its entirety by reference to the full text of the Stock Purchase Plan, a copy of which may be obtained without charge upon written request to the Company's Chief Financial Officer.

DESCRIPTION OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN

         Purpose. The purpose of the Stock Purchase Plan is to encourage stock ownership by employees of the Company and its subsidiaries and in so doing to provide an incentive to remain in the Company's employ, to improve operations, to increase profits and to contribute more significantly to the Company's success.

         Eligibility. The Stock Purchase Plan permits employees to purchase stock of the Company at a favorable price and possibly with favorable tax consequences to the employees. Generally speaking, all full-time and part-time employees (including officers) of the Company (or of those subsidiaries authorized by the Board from time to time) are eligible to participate in any of the phases of the Stock Purchase Plan. However, any employee who would own (as determined under the Internal Revenue Code), immediately after the grant of an option, stock possessing 5% or more of the total combined voting power or value of all classes of the stock of the Company cannot purchase stock through the Stock Purchase Plan. As of April 2, 2001, the Company had approximately 593 full-time and part-time employees eligible to participate.

         Administration; Term. The Stock Purchase Plan is administered by the Board of Directors or a Committee appointed by the Board. The Stock Purchase Plan gives broad powers to the Board or Committee to administer and interpret the Stock Purchase Plan. The Stock Purchase Plan will terminate when all or substantially all of the shares reserved for the Plan have been purchased.

         Options. The Stock Purchase Plan is carried out in phases of six months each, commencing on January 1 and July 1 of each year. Before the commencement date of the phase, each participating employee must elect to have a certain percentage of his or her compensation deducted during each pay period in such phase; provided, however, that the payroll deductions during a phase may not exceed 10% of the participant's compensation. An employee may not increase or decrease his or her payroll deduction percentage during a phase. An employee may request that any further payroll deductions be discontinued, or may request a withdrawal of all accumulated payroll deductions at any time during the phase. Based on the amount of accumulated payroll deductions made at the end of the phase, shares will be purchased by each employee at the termination date of such phase (generally six months after the commencement date). The purchase price to be paid by the employees will be the lower of: (i) 90% of the fair market value on the commencement date of the phase; or (ii) 90% of the fair market value on the termination date of the phase. The closing price of one share of the Company's Common Stock on April 2, 2001, was $0.6562 per share. As required by tax law, an employee may not, during any calendar year, receive options under the Stock Purchase Plan for shares which have a total fair market value in excess of $25,000 determined at the time such options are granted. Any amount not used to purchase shares will be returned to the participant at the end of the phase. No interest is paid by the Company on funds withheld and used to purchase shares, and such funds are used by the Company for general operating purposes. If the employee dies or terminates employment for any reason before the end of the phase, the employee's payroll deductions will be refunded, without interest, as soon as practicable after such termination.

         Amendment. The Board of Directors may, from time to time, revise or amend the Stock Purchase Plan as the Board may deem proper and in the best interest of the Company or as may be necessary to comply with Section 423 of the Internal Revenue Code (the "Code"); provided, that no such revision or amendment may (i) increase the total number of shares available for issuance under the Stock Purchase Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (ii) modify requirements as to eligibility for participation in the Stock Purchase Plan, or (iii) materially increase the benefits accruing to participants under the Stock Purchase Plan, without prior approval of the Company's shareholders.

         Federal Income Tax Consequences of the Stock Purchase Plan. Options granted under the Stock Purchase Plan are intended to qualify for favorable tax treatment to the employees under Code Sections 421 and 423. Since June 1999, the Stock Purchase Plan has operated as a nonqualified plan pending shareholder approval of the increase in the number of shares reserved for the Plan. If shareholders approve the increase in the number of shares reserved for issuance under the Stock Purchase Plan, the Plan will again qualify under Code Sections 421 and 423.

         Employee contributions are made on an after-tax basis. Under existing federal income tax provisions, no income is taxable to the optionee upon the grant or exercise of an option if the optionee remains an employee of the Company or one of its subsidiaries at all times from the date of grant until three months before the date of exercise. In addition, certain favorable tax consequences may be available to the optionee if shares purchased pursuant to the Stock Purchase Plan are not disposed of by the optionee within two years after the date the option was granted nor within one year after the date of transfer of purchased shares to the optionee. Any interest paid to an employee upon a withdrawal of accumulated payroll deductions is taxable income to the employee. The Company generally will not receive an income tax deduction upon either the grant or exercise of the option.

         Plan Benefits. The table below shows the total number of shares that have been purchased by the following individuals and groups under the Stock Purchase Plan as of April 2, 2001:


                                                                                Total Number of
         Name and Position/Group                                                Shares Received
         -----------------------                                                ---------------
         Jerry V. Noyce, President and CEO                                                 --
         Charles J.B. Mitchell, Former Acting CEO                                          --
         Loren S. Brink, Former President of Sales and Marketing                           --
         James A. Narum, Corporate Vice President of Operations/
                  Corporate Health and Fitness Division                                   629
         Thomas A. Knox, Former Acting COO                                                 --
         Sean A. Kearns, Former CFO                                                        --
         Current Executive Officer Group                                                  629
         Current Non-executive Officer Director Group                                      --
         Current Non-executive Officer Employee Group                                  81,774

         Because participation in the Stock Purchase Plan is voluntary, the future benefits that may be received by participating individuals or groups under the Stock Purchase Plan cannot be determined at this time.

VOTE REQUIRED

         The Board of Directors recommends that the shareholders approve the aggregate 200,000 share increase in the number of shares reserved for the 1995 Employee Stock Purchase Plan. Approval of the increase requires the affirmative vote of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.


                       AMENDMENT OF 1995 STOCK OPTION PLAN
                                  (PROPOSAL #3)

GENERAL

         PROPOSED AMENDMENT. The Board of Directors has adopted, subject to shareholder approval, an amendment to the Company's 1995 Stock Option Plan (the "Stock Option Plan") to provide that incentive stock options granted to employees under the Stock Option Plan will continue to be exercisable following termination of employment for the maximum periods permitted by the Internal Revenue Code unless the Board of Directors authorizes the grant of one or more incentive stock options that terminate earlier.

         GENERAL DESCRIPTION. A general description of the basic features of the Stock Option Plan is presented below, but such description is qualified in its entirety by reference to the full text of the Stock Option Plan, a copy of which may be obtained without charge upon written request to the Company's Chief Financial Officer.

DESCRIPTION OF PLAN

         PURPOSE. The purpose of the Stock Option Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain persons of ability as employees, directors and consultants, by providing an incentive to such individuals through equity participation in the Company.

         TERM. Options may be granted under the Stock Option Plan until February 25, 2005, or until such earlier date as the Stock Option Plan is discontinued or terminated by its Board.

         ADMINISTRATION. The Stock Option Plan is administered by the Board of Directors or by a Committee of the Board of Directors (the "Administrator"). The Stock Option Plan gives broad powers to the Administrator to administer and interpret the Plan, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option granted.

         ELIGIBILITY. All salaried employees of the Company or any subsidiary are eligible to receive incentive stock options pursuant to the Stock Option Plan. All salaried employees, non-employee directors and officers of, and consultants to, the Company or any subsidiary are eligible to receive nonqualified stock options. As of April 2, 2001, the Company had approximately 470 salaried employees (of which four are officers), six directors who are not employees and four consultants.

         OPTIONS. When an option is granted under the Stock Option Plan, the Administrator at its discretion specifies the option price, the type of option (either "incentive" or "nonqualified") to be granted, and the number of shares of Common Stock which may be purchased upon exercise of the option. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company's Common Stock and the option price of a nonqualified option may not be less than 85% of the fair market value of the Company's Common Stock on the date of grant. The market value of the Company's Common Stock on April 2, 2001 was $0.6562. The term during which the option may be exercised and whether the option will be exercisable immediately, in stages or otherwise are set by the Administrator, but the term of an incentive stock option may not exceed ten years from the date of grant. Optionees may pay for shares upon exercise of options with cash, certified check or Common Stock of the Company valued at the stock's then fair market value. Each stock option granted under the Stock Option Plan is nontransferable during the lifetime of the optionee. Each outstanding option under the Stock Option Plan may terminate earlier than its stated expiration date in the event of the optionee's termination of employment, directorship or other relationship to the Company.

         AMENDMENT. The Board of Directors may from time to time suspend or discontinue the Stock Option Plan or revise or amend it in any respect; provided, the Stock Option Plan may not, without the approval of the shareholders, be amended in any manner that will (a) materially increase the number of shares subject to the Stock Option Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events; (b) materially modify the requirements for eligibility for participation in the Stock Option Plan; (c) materially increase the benefits accruing to optionees under the Stock Option Plan or (d) cause incentive stock options to fail to meet the requirements of the Internal Revenue Code.

         FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN. Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the Stock Option Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which options are exercised, equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment-related taxes on such ordinary income.

         Incentive stock options granted under the Stock Option Plan are intended to qualify for favorable tax treatment under Code Section 422. Under
Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deductions upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

         PLAN BENEFITS. The table below shows the total number of stock options that have been received by the following individuals and groups under the Stock Option Plan:


                                                                                 Total Number of
         Name and Position/Group                                                Options Received(1)
         -----------------------                                                -------------------
         Jerry V. Noyce, President and CEO                                               250,000
         Charles J.B. Mitchell, Former Acting CEO                                             --
         Loren S. Brink, Former President of Sales and Marketing                         200,000
         James A. Narum, Corporate Vice President of Operations/
                  Corporate Health and Fitness Division                                  125,000
         Thomas A. Knox, Former Acting COO                                                    --
         Sean A. Kearns, Former CFO                                                           --
         Current Executive Officer Group                                                 455,000
         Current Non-executive Officer Director Group                                         --
         Current Non-executive Officer Employee Group                                     11,405

(1) This table reflects the total number of options granted under the Stock Option Plan as of April 2, 2001, without taking into account exercises or cancellations. Because future grants of stock options under the Stock Option Plan are subject to the discretion of the Committee, the future benefits that may be received by these individuals and groups under the Stock Option Plan cannot be determined at this time, except for the automatic grants of nonqualified options to outside directors as described above.

VOTE REQUIRED

         The Board of Directors recommends that the shareholders approve the amendment to the Stock Option Plan regarding termination provisions for incentive stock options. Approval of such amendment requires the affirmative vote of the greater of (i) a majority of the shares represented at the meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the meeting.

                        APPROVAL OF SELECTION OF AUDITORS
                                  (PROPOSAL #4)

         Grant Thornton LLP has acted as the Company's independent auditors for the fiscal year ended December 31, 2000, and has been selected to act as the Company's auditors for fiscal 2001. Although it is not required to do so, the Board wishes to submit the selection of Grant Thornton LLP to the shareholders for approval. In the event the shareholders do not approve such selection, the Board will reconsider its selection. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting of Shareholders. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         AUDIT FEES. The aggregate fees billed by Grant Thornton LLP for professional services rendered in connection with the audit of the Company's annual financial statements, reviews of the quarterly financial statements included in the Company's Forms 10-Q for fiscal 2000, and other accounting issues were $54,260.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Grant Thornton LLP did not bill any fees for financial information systems design and implementation services rendered to the Company during fiscal 2000.

         ALL OTHER FEES. The aggregate fees billed by Grant Thornton LLP for all other non-audit services rendered to the Company during fiscal 2000, including fees for tax return preparation, tax-related consulting services, employee benefit plan audit, and other consulting fees were $116,800.

         The amounts shown above include out-of-pocket expenses incurred by Grant Thornton in connection with the provision of such services. The Company's Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining Grant Thornton LLP's independence and has determined that such services have not adversely affected Grant Thornton LLP's independence.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders ("Insiders") are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to Insiders were complied with except that Charles Bidwell, Loren Brink and Susan DeNuccio, former directors, each failed to timely file one form reporting one transaction, and Jeanne Crawford and Wesley Winnekins failed to timely file a Form 3.

                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the annual meeting in calendar year 2002 must be received by the Company by December 17, 2001, to be includable in the Company's proxy statement and related proxy for the 2002 annual meeting.

         Also, if a shareholder proposal intended to be presented at the 2002 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after March 2, 2002, then management named in the Company's proxy form for the 2002 annual meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's materials.

                                    FORM 10-K

         A COPY OF THE COMPANY'S FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 (WITHOUT EXHIBITS), ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO MR. WESLEY W. WINNEKINS, CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS.

Dated:  April 16, 2001
        Bloomington, Minnesota

                                                                      APPENDIX A

                           Health Fitness Corporation

                             AUDIT COMMITTEE CHARTER

                                 March 13, 2001

ORGANIZATION

         This charter governs the operation of the Audit Committee. The Committee shall review and reassess the adequacy of this charter at least annually and obtain the approval of the Board of Directors for any proposed changes to the charter. The Committee shall be appointed by the Board of Directors and shall be comprised of at least two directors, each of whom has no relationship that may interfere with the exercise of their independence from management and the Company.

STATEMENT OF POLICY

         The Audit Committee shall assist the Board in providing oversight relating to the Company's financial reporting process, its systems of internal accounting and financial controls, the internal audit process and the annual independent audit process of the Company's annual financial statements. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company.

         Management is responsible for implementing adequate internal accounting controls and for preparing the Company's financial statements. Further, management and the independent auditors are responsible for planning and conducting audits and determining that the audited financial statements are complete, accurate and in accordance with Generally Accepted Accounting Principles. The Committee, in carrying out its oversight responsibilities, shall discuss with the independent auditors and management their judgment of the quality and the acceptability of the Company's financial reporting.

RESPONSIBILITIES AND PROCESS

         The following shall be the principal recurring process of the Audit Committee in carrying out its oversight responsibilities:

         Independent Auditors

         - Annually, the Committee together with the Board shall evaluate and appoint the Company's independent auditors. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee. The Committee shall make recommendations and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors. The Committee shall receive an annual report and such other reports as the

               Committee deems appropriate from the independent auditors regarding the auditors' independence, and discuss with the auditors such reports and the matters included in the written disclosures required by the Independence Standards Board Standard No. 1. If necessary, the Committee shall recommend to the Board appropriate action to be taken with respect to the independence of the auditors.

         Internal Controls and Audit Process

               The audit function is designed to provide a check that a system of internal controls is maintained through the Company which protects the assets of the Company and provides the proper authorization and recording of transactions such that the financial information is reliable and materially accurate; and financial statements fairly present, in all material respects, the financial condition and results of operations of the Company in accordance with U.S. generally accepted accounting principles.

         - The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits. Also, the Committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the Company's accounting and financial controls. Further, the Committee shall meet separately with internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

         Annual Audit

         - The Committee will discuss with the independent auditors the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under Statement of Auditing Standards 61.

         Financial Reporting

         - The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K. Based on these reviews, the Committee shall annually report to the Board whether the Committee recommend inclusion of the financial statements in the Company's Annual Report and Form 10-K.

         Proxy Report

         - The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

                           HEALTH FITNESS CORPORATION

                             1995 STOCK OPTION PLAN
                       (AS AMENDED THROUGH MARCH 31, 2001)

                      ARTICLE 1. ESTABLISHMENT AND PURPOSE

         1.1 Establishment. Health Fitness Corporation (the "Company") hereby establishes a plan providing for the grant of stock options to certain eligible employees, directors and consultants of the Company and its subsidiaries. This plan shall be known as the 1995 Stock Option Plan (the "Plan").

         1.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain persons of ability as employees, directors and consultants, by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its long-term economic objectives.

                             ARTICLE 2. DEFINITIONS

         The following terms shall have the meanings set forth below, unless the context clearly otherwise requires:

         2.1      "Board" means the Board of Directors of the Company.

         2.2 "Change in Control" means an event described in Article 11 below.

         2.3      "Code" means the Internal Revenue Code of 1986, as amended.

         2.4 "Committee" means the entity administering the Plan, as provided in Article 3 below.

         2.5 "Common Stock" means the common stock of the Company, par value $.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with
Section 4.3 below.

         2.6 "Disability" means the occurrence of an event which constitutes permanent and total disability within the meaning of Section 22(e)(3) of the Code.

         2.7 "Eligible Persons" means individuals who are (a) salaried employees (including, without limitation, officers and directors who are also employees) of the Company, (b) Non-Employee Directors, or (c) consultants to the Company.

         2.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.9 "Fair Market Value" means, with respect to the Common Stock, as of any date:

                  (a) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ Stock Market, the mean between the reported high and low sale prices of the Common Stock on such exchange or by the NASDAQ Stock Market as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

                  (b) if the Common Stock is not listed or admitted to unlisted trading privileges or reported on the Nasdaq Stock Market, and bid and asked prices therefor in the over-the-counter market are reported by the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as reported by the National Quotation Bureau, Inc. (or a comparable reporting service); or

                  (c) if the Common Stock is not listed or admitted to unlisted trading privileges, or reported on the NASDAQ Stock Market, and bid and asked prices are not reported, the price that the Committee determines in good faith in the exercise of its reasonable discretion. The Committee's determination as to the current value of the Common Stock shall be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the Optionees and their respective successors-in-interest. No member of the Board or the Committee shall be liable for any determination regarding current value of the Common Stock that is made in good faith.

         2.10 "Incentive Stock Option" means a right to purchase Common Stock granted to an Optionee pursuant to Section 6.5 of the Plan that qualifies as an incentive stock option within the meaning of Section 422 of the Code.

         2.11 "Non-Employee Director" means any member of the Board who is not an employee of the Company or any Subsidiary.

         2.12 "Non-Statutory Stock Option" means a right to purchase Common Stock granted to an Optionee pursuant to Section 6.6 of the Plan that does not qualify as an Incentive Stock Option.

         2.13 "Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

         2.14 "Optionee" means an Eligible Person who receives one or more Incentive Stock Options or Non-Statutory Stock Options under the Plan.

         2.15 "Person" means any individual, corporation, partnership, group, association or other "person" (as such term is used in Section 14(d) of the Exchange Act), other than the Company, a wholly owned subsidiary of the Company or any employee benefit plan sponsored by the Company.

         2.16 "Retirement" means the retirement of an Optionee pursuant to and in accordance with the regular retirement plan or practice of the Company or the Subsidiary employing the Optionee.

         2.17     "Securities Act" means the Securities Act of 1933, as amended.

         2.18 "Subsidiary" means any corporation that is a subsidiary corporation of the Company (within the meaning of Section 424(f) of the Code).

         2.19     "Tax Date" means a date defined in Section 6.5(c) of the Plan.

                         ARTICLE 3. PLAN ADMINISTRATION

         The Plan shall be administered by the Board or by a Committee of the Board consisting of two or more directors who shall be appointed by and serve at the pleasure of the Board. As long as the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a `Non-Employee Director.' For purposes of this paragraph, `Non-Employee Director' shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. Members of a Committee, if established, shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. A majority of the members of the Committee shall constitute a quorum. The Committee shall act by majority approval of its members, shall keep minutes of its meetings and shall provide copies of such minutes to the Board. Action of the Committee may be taken without a meeting if unanimous written consent thereto is given. Copies of minutes of the Committee's meetings and of its actions by written consent shall be provided to the Board and kept with the corporate records of the Company. As used in this Plan, the term "Committee" will refer either to the Board or to such a Committee, if established.

         In accordance with the provisions of the Plan, the Committee shall select the Optionees from Eligible Persons; shall determine the number of shares of Common Stock to be subject to Options granted pursuant to the Plan, the time at which such Options are granted, the Option exercise price, Option period and the manner in which each such Option vests or becomes exercisable; and shall fix such other provisions of such Options as the Committee may deem necessary or desirable and as consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Optionees which shall evidence the particular terms, conditions, rights and duties of the Company and the Optionees under Options granted pursuant to the Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt and revise such rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. With the consent of the Optionee affected thereby, the Committee may amend or modify the terms of any outstanding Incentive Stock Option or Non-Statutory Stock Option in any manner, provided that the amended or modified terms are permitted by the Plan as then in effect. Without limiting the generality of the foregoing sentence, the Committee may, with the consent of the Optionee affected thereby, modify the exercise price, number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, extend, renew or accept the surrender of any outstanding Incentive Stock Option or Non-Statutory Stock Option, to the extent not previously exercised, and the Committee may authorize the grant of new Options in substitution therefor to the extent not previously exercised.

         Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan shall be conclusive and binding for all purposes and on all persons, including, without limitation, the Company and its Subsidiaries, the shareholders of the Company, the Committee and each of the members thereof, the directors, officers and employees of the Company and its Subsidiaries, and the Optionees and their respective successors in interest. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

                      ARTICLE 4. SHARES SUBJECT TO THE PLAN

         4.1 Number. The maximum number of shares of Common Stock that shall be reserved for issuance under the Plan shall be Two Million (2,000,000), subject to adjustment upon changes in the capitalization of the Company as provided in Section 4.3 below. Shares of Common Stock that may be issued upon exercise of Options shall be applied to reduce the maximum number of shares of Common Stock remaining available for use under the Plan.

         4.2 Unused Stock. Any shares of Common Stock that are subject to an Option (or any portion thereof) that lapses, expires or for any reason is terminated unexercised shall automatically again become available for use under the Plan.

         4.3 Change in Shares, Adjustments, Etc. If the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination of shares, rights offering or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) shall make appropriate adjustment as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of the rights of Optionees, the number and kind of securities subject to outstanding Options. Any such adjustment in any outstanding Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option. However, no change shall be made in the terms of any outstanding Incentive Stock Options as a result of any such change in the corporate structure or shares of the Company, without the consent of the Optionee affected thereby, that would disqualify that Incentive Stock Option from treatment under Section 422 of the Code or would be considered a modification, extension or renewal of an option under Section 424(h) of the Code.

                             ARTICLE 5. ELIGIBILITY

         Incentive Stock Options or Non-Statutory Stock Options shall be granted only to those Eligible Persons who, in the judgment of the Committee, are performing, or during the term of an Option, will perform, vital services in the management, operation and development of the Company or a Subsidiary, and significantly contribute or are expected to significantly contribute to the achievement of long-term corporate economic objectives. Optionees may be granted from time to time one or more Incentive Stock Options and/or Non-Statutory Stock Options under the Plan, in any case as may be determined by the Committee in its sole discretion. The number, type, terms and conditions of Options granted to various Eligible Persons need not be uniform, consistent or in accordance with any plan, whether or not such Eligible Persons are similarly situated. The Committee may grant both an Incentive Stock Option and a Non-Statutory Stock Option to the same Optionee a the same time or at different times. Incentive Stock Options and Non-Statutory Stock Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one Option affect the right to exercise any other Option or affect the number of shares of Common Stock for which any other Option may be exercised. Upon determination by the Committee that an Option is to be granted to an Optionee, written notice shall be given such person specifying such terms, conditions, rights and duties related thereto. Each Optionee shall enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying the terms, conditions, rights and duties of Incentive Stock Options and Non-Statutory Stock Options granted under the Plan. Options shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of the related agreement with the Optionee.

                        ARTICLE 6. DURATION AND EXERCISE

         6.1 Manner of Option Exercise. An Option may be exercised by an Optionee in whole or in part from time to time, subject to the conditions contained herein and in the agreement evidencing such Option, by delivery, in person or through certified or registered mail, or written notice of exercise to the Company at its principal executive office (Attention: Secretary), and by paying in full the total Option exercise price for the shares of Common Stock purchased in accordance with Section 6.3. Such notice shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion thereof) that is being exercised and the number of shares with respect to which the Option is being exercised. Subject to Section 9.1, the exercise of the Option shall be deemed effective upon receipt of such notice and payment. AS soon as practicable after the effective exercise of the Option, the Company shall record on the stock transfer books of the Company the ownership of the shares purchased in the name of the Optionee, and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership.

         6.2 Method of Payment of Option Exercise Price. At the time of the exercise of an Incentive Stock Option or a Non-Statutory Stock Option, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. In the event the Optionee elects to pay the purchase price in whole or in part with previously acquired shares of Common Stock, the value of such shares shall be equal to their Fair Market Value on the date of exercise. The Committee may reject an Optionee's election to pay all or part of the purchase price with previously acquired shares of Common

Stock and require such purchase price to be paid entirely in cash if, in the sole discretion of the Committee, payment in previously acquired shares would cause the Company to be required to recognize a charge to earnings in connection therewith. For purposes of this Section 6.2, "previously acquired shares" shall include both shares of Common Stock that are already owned by the Optionee at the time of exercise and shares of Common Stock that are to be acquired pursuant to the exercise of the Option concerned. In its sole discretion, the Committee may determine either at the time of grant or exercise of an Incentive Stock Option or an Non-Statutory Stock Option, to permit a Optionee to pay all or any portion of the purchase price by deliver of a promissory note in form and substance acceptable to the Committee.

         6.3 Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock covered by an Option until the Optionee shall have become the holder of record of such shares, and no adjustment shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date the Optionee becomes the holder of record except as the Committee may determine pursuant to Section 4.3.

         6.4      Incentive Stock Options.

                  (a) Incentive Stock Option Exercise Price. The per share price to be paid by the Optionee at the time an Incentive Stock Option is exercised will be determined by the Committee, but shall not be less than (i) 100% of the Fair Market Value of one share of Common Stock on the date the Option is granted, or (ii) 110% of the Fair Market Value of one share of Common Stock on the date the Option is granted if, at that time the Option is granted, the Optionee owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code).

                  (b) Aggregate Limitation of Stock Subject to Incentive Stock Options. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and any other incentive stock option plans of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code)) shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time; provided, however, that if the exercisability or vesting of an Incentive Stock Option is accelerated as permitted under the provisions of this Plan and such acceleration would result in a violation of the limit imposed by this Section 6.4(b), such acceleration shall be of full force and effect but the number of shares of Common Stock which exceed such limit shall be treated as having been granted pursuant to a Non-Statutory Stock Option; and provided, further, that the limits imposed by this Section 6.4(b) shall be applied to all outstanding Incentive Stock Options (under this Plan and any other incentive stock option plans of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code)) in chronological order according to the dates of grant.

                  (c) Duration of Incentive Stock Options. The period during which an Incentive Stock Option may be exercised shall be fixed by the Committee at the time such Option is granted, but in no event shall such period exceed ten years from the date the Option is granted or, in the case of any Optionee that owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any parent corporation of the Company (within the meaning of Section 424(e) of the Code), five years from the date the Incentive Stock Option is granted. An Incentive Stock Option shall become exercisable at such times and in such installments (which may be cumulative) as shall be determined by the Committee at the time the Option is granted. Upon the completion of its exercise period, an Incentive Stock Option, to the extent not then exercised, shall expire. Except as otherwise provided in Article 7 or 11, all Incentive Stock Options granted to an Optionee hereunder shall terminate and may no longer be exercised if the Optionee ceases to be an employee of the Company and all Subsidiaries or if the Optionee is an employee of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Optionee continues as an employee of the Company or another Subsidiary).

                  (d) Disposition of Common Stock Acquired Pursuant to the Exercise of Incentive Stock Options. Prior to making a disposition (as defined in Section 424(c) of the Code) of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted under the Plan before the expiration of two years after the date on which the Option was granted or before the expiration of one year after the date on which such shares of Common Stock were transferred to the Optionee pursuant to exercise of the Option, the Optionee shall send written notice to the Company of the proposed date of such disposition, the number of shares to be disposed of, the amount of proceeds to be received from such disposition and any other information relating to such disposition that the Company may reasonably request. The right of an Optionee to make any such disposition shall be conditioned on the receipt by the Company of all amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to such disposition. The Committee shall have the right, in its sole discretion, to endorse the certificates representing such shares with a legend restricting transfer and to cause a stop transfer order to be entered with the Company's transfer agent until such time as the Company receives the amounts necessary to satisfy such withholding requirements or until the later of the expiration of two years from the date the Option was granted or one year from the date on which such shares were transferred to the Optionee pursuant to the exercise of the Option.

                  (e) Withholding Taxes. The Company is entitled to withhold and deduct from future wages of the Optionee, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to any action by the Optionee, including, without limitation, a disposition of shares of Common Stock described in
         Section 6.4(d) above, that causes the Incentive Stock Option to cease to quality as an incentive stock option within the meaning of Section 422 of the Code.

         6.5      Non-Statutory Stock Options.

                  (a) Option Exercise Price. The per share price to be paid by the Optionee at the time a Non-Statutory Stock Option is exercised will be determined by the Committee, but shall not be less than 85% of the Fair Market Value of one share of Common Stock on the date the Option is granted.

                  (b) Duration of Non-Statutory Stock Options. The period during which a Non-Statutory Stock Option may be exercised shall be fixed by the Committee at the time such Option is granted, but in no event shall such period exceed 10 years and one month from the date the Option is granted. A Non-Statutory Stock Option shall become exercisable at such times and in such installments (which may be cumulative) as shall be determined by the Committee at the time the Option is granted. Upon the completion of its exercise period, a Non-Statutory Stock Option, to the extent not then exercised, shall expire. Except as otherwise provided in Articles 7 or 11, all Non-Statutory Stock Options granted hereunder to an Optionee who is an employee of the Company or any Subsidiaries shall terminate and may no longer be exercised if the Optionee ceases to be an employee of the Company or a Subsidiary or if the Optionee is an employee of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Optionee continues as an employee of the Company or another Subsidiary). A Non-Statutory Stock Option granted hereunder to an Optionee who is not an employee of the Company or a Subsidiary will terminate as determined by the Committee at the time of grant.

                  (c)      Withholding Taxes.

                           (i) The Company is entitled to (aa) withhold and deduct from future wages of the Optionee, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to the Optionee's exercise of a Non-Statutory Stock Option or otherwise incurred with respect to the Option, or (bb) require the Optionee promptly to remit the amount of such withholding to the Company before acting on the Optionee's notice of exercise or the Option.

                           (ii) The Committee may, in its discretion and subject
                  to such rules as the Committee may adopt, permit an Optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the exercise of a Non-Statutory Stock Option either by electing to have the Company withhold from the shares of Common Stock to be issued upon exercise that number of shares of Common Stock, or by electing to deliver to the Company already-owned shares of Common Stock, in either case having a Fair Market Value, on the date such tax is determined under the Code (the "Tax Date"), equal to the amount necessary to satisfy the withholding amount due. An Optionee's election to have the Company withhold shares of Common Stock or to deliver already-owned shares of Common Stock upon exercise is irrevocable and is subject to the consent or disapproval of the Committee. When shares of Common Stock are issued prior to the Tax Date to an Optionee making such an election, the Optionee shall agree in writing to surrender that number of shares on the Tax Date having an aggregate Fair Market Value equal to the tax due.

            ARTICLE 7. EFFECT OF TERMINATION OF EMPLOYMENT ON OPTIONS

         7.1 Termination of Employment or Other Service Due to Death, Disability or Retirement. In the event an Optionee's employment or other service is terminated with the Company and all Subsidiaries by reason of his death, Disability or Retirement, all outstanding Incentive Stock Options and Non-Statutory Stock Options then held by the Optionee shall become immediately exercisable in full and remain exercisable for a period of three months in the case of Retirement and one year in the case of death or Disability, provided, however, that an exercise may not occur after the expiration date thereof in any event. The Company shall undertake to use its best efforts to notify the Optionee or his heirs or representatives, as the case may be, of the last date by which Options may be exercised pursuant to this Section 7.1, at least thirty
(30) days in the case of Retirement and at least sixty (60) days in the case of death or Disability, prior to such date.

         7.2 Termination of Employment or Other Service for Reasons Other than Death, Disability or Retirement.

                  (a) Except as otherwise provided in Article 11 or as otherwise determined by the Committee at the time of grant of an Incentive Stock Option, in the event an Optionee's employment or other service is terminated with the Company and all Subsidiaries for any reason other than his death, Disability or Retirement, each Incentive Stock Option then held by the Optionee shall completely terminate on the earlier of
         (i) the close of business on the three-month anniversary date of such termination of employment and (ii) the expiration date of such Incentive Stock Option. In such period following termination of employment, the Incentive Stock Option shall be exercisable only to the extent the Option was exercisable on the vesting date immediately preceding such termination of employment but had not previously been exercised. To the extent an Incentive Stock Option is not exercisable on the date of termination of employment or if the Optionee does not exercise the Option within the time specified in this subsection (a), all rights of the Optionee under the Plan and such Incentive Stock Option shall terminate.

                  (b) Except as otherwise provided in Article 11 and subsection
         (c) below, in the event an Optionee's employment or other service is terminated with the Company and all Subsidiaries for any reason other than his death, Disability or Retirement no Non-Statutory Stock Option then held by the Optionee shall thereafter be exercisable.

                  (c) Notwithstanding the provisions of subsection (b) above, upon an Optionee's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised before or following such termination), cause Non-Statutory Stock Options then held by such Optionee to become exercisable and to remain exercisable following such termination of employment or other service in the manner determined by the Committee; provided, however, that no Option shall be exercisable after the expiration date thereof in any event.

         7.3 Date of Termination. For purposes of the Plan, an Optionee's employment or other service shall be deemed to have terminated on the date that the Optionee ceases to perform services for the Company or the last day of the pay period covered by the Optionee's final paycheck, as the case may be. Notwithstanding the foregoing, the employee Optionee shall not be deemed to have ceased to be an employee for purposes of the Plan until the later of the 91st day of any bona fide leave of absence approved by the Company or a Subsidiary for the Optionee (including, without limitation any layoff) or the expiration of the period of any bona fide leave of absence approved by the Company or a Subsidiary for the Optionee (including without limitation any layoff) during which the Optionee's right to reemployment is guaranteed either by statute or contract.

                    ARTICLE 8. RIGHTS OF EMPLOYEES; OPTIONEES

         8.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment of any Eligible Person or Optionee at any time, nor confer upon any Eligible Person or Optionee any right to continue in the employ of the Company or any Subsidiary.

         8.2 Nontransferability. No right or interest of any Optionee in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Optionee, either voluntarily or involuntarily, or subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of an Optionee's death, an Optionee's rights and interest in any Options shall be transferable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options (to the extent permitted pursuant to Section 7.1) may be made by, the Optionee's legal representatives, heirs or legatees. If in the opinion of the Committee an Optionee holding any Option is disabled from caring for his or her affairs because of mental condition, physical condition or age, any payments due the Optionee may be made to, and any rights of the Optionee under the Plan shall be exercised by, such Optionee's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

         8.3 Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to amend, modify or rescind any previously approved compensation plans or programs entered into by the Company. The Plan will be construed to be an addition to any and all such other plans or programs. Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval will be construed as creating any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

               ARTICLE 9. SHARE ISSUANCE AND TRANSFER RESTRICTIONS

         9.1 Share Issuances. Notwithstanding any other provision of the Plan or any agreements entered into pursuant hereto, the Company shall not be required to issue or deliver any certificate for shares of Common Stock under this Plan (and an Option shall not be considered to be exercised, notwithstanding the tender by the Optionee of any consideration therefor), unless and until each of the following conditions has been fulfilled:

                  (a) (i) there shall be in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws if the Committee, in its sole discretion, shall have determined to file, cause to become effective and maintain the effectiveness of such registration statement; or (ii) if the Committee has determined not to so register the shares of Common Stock to be issued under the Plan, (A) exemptions from registration under the Securities Act and applicable state securities laws shall be available for such issuance (as determined by counsel to the Company) and (B) there shall have been received from the Optionee (or, in the event of death or disability, the Optionee's heir(s) or legal representative(s)) any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions; and

                  (b) there shall have been obtained any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its sole discretion upon the advice of counsel, deem necessary or advisable.

         9.2 Share Transfer. Shares of Common Stock issued pursuant to the exercise of Options granted under the Plan may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of (whether voluntarily or involuntarily) except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions from such registrations. The Company may condition the sale, assignment, transfer, pledge, encumbrance or other disposition of such shares not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws on the receipt from the party to whom the shares of Common Stock are to be so transferred of any representations or agreements requested by the Company in order to permit such transfer to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.

         9.3 Legends. Unless a registration statement under the Securities Act is in effect with respect to the issuance or transfer of shares of Common Stock issued under the Plan, each certificate representing any such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

         THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO

         AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

            ARTICLE 10. PLAN AMENDMENT, MODIFICATION AND TERMINATION

         The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Stock Options and Non-Statutory Stock Options under the Plan shall conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in the best interests of the Company; provided, however, that no amendment shall, either directly or indirectly, (a) materially increase the total number of shares of Common Stock as to which Options may be granted under the Plan, except as provided in Section 4.3 of the Plan; (b) materially increase the benefits accruing to Optionees under the Plan; or (c) materially modify the requirements as to eligibility for participation in the Plan without the approval of the shareholders, but only if such approval is required for compliance with the requirements of any applicable law or regulation; and provided, further, that the Plan may not, without the approval of the shareholders, be amended in any manner that will cause Incentive Stock Options to fail to meet the requirements of Internal Revenue Code Section 422. No termination, suspension or amendment of the Plan shall alter or impair any outstanding Option without the consent of the Optionee affected thereby; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under Section 4.3.

                          ARTICLE 11. CHANGE IN CONTROL

         If, during the term of an Option, (i) the Company merges or consolidates with any other corporation and is not the surviving corporation after such merger or consolidation; (ii) the Company transfers all or substantially all of its business and assets to any other person; or (iii) more than 50% of the Company's outstanding voting shares are purchased by any other person, the Committee may, in its sole discretion, provide for the acceleration of the right to exercise the option prior to the anticipated effective date of any of the foregoing transactions or take any other action as it may deem appropriate to further the purposes of this Plan or protect the interests of the Optionee.

                     ARTICLE 12. EFFECTIVE DATE OF THE PLAN

         12.1 Effective Date. The Plan is effective as of February 25, 1995, the effective date it was adopted by the Board subject to the approval of the shareholders within 12 months. Options may be granted under the Plan prior to shareholder approval if made subject to shareholder approval.

         12.2 Duration of the Plan. The Plan shall terminate at midnight on ten (10) years from February 25, 1995 and may be terminated prior thereto by Board action, and no Options shall be granted after such termination. Options outstanding upon termination of the Plan may continue to be exercised in accordance with their terms.

                            ARTICLE 13. MISCELLANEOUS

         13.1 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Minnesota without regard to the conflict of laws provisions of any jurisdictions. All parties agree to submit to the jurisdiction of the state and federal courts of Minnesota with respect to matters relating to the Plan and agree not to raise or assert the defense that such forum is not convenient for such party.

         13.2 Gender and Number. Except when otherwise indicated by the context, reference to the masculine gender in the Plan shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

         13.3 Construction. Wherever possible, each provision of this Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Plan shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Plan.

         13.4 Successors and Assigns. This Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including, without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company's obligations under the Plan.

         13.5 Survival of Provisions. The rights, remedies, agreements, obligations and covenants contained in or made pursuant to the Plan, any agreement evidencing an Incentive Award and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Option, shall survive the execution and delivery of such notices and agreements and the delivery and receipt of shares of Common Stock and shall remain in full force and effect.

                           HEALTH FITNESS CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN
                          ----------------------------
                       (As Amended through March 31, 2001)


         The following constitutes the provisions of the Employee Stock Purchase Plan (herein called the "Plan") of Health Fitness Corporation (herein called the "Company").

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries (as defined in paragraph 2(f)) with an opportunity to purchase Common stock of the Company through payroll deductions. It is the intention of the Company that the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.       Definitions.

                  (a)      "Board" means the Board of Directors of the Company.

                  (b) "Common Stock" means the Common Stock, $.01 par value, of the Company.

                  (c) "Compensation" means base pay, excluding all other amounts such as amounts attributable to overtime, shift premium, incentive compensation, bonuses and commissions (except to the extent that the inclusion of any such item is specifically directed by the Board or its Committee (as defined in paragraph 13), in a manner consistent with the requirements of
Section 423 of the Code as provided in paragraph 1).

                  (d) "Employee" means any person, including an officer, who is employed by the Company or one of its Designated Subsidiaries.

                  (e) "Subsidiary" means any corporation, domestic or foreign, in which the Company owns, directly or indirectly, 50% or more of the voting shares.

                  (f) "Designated Subsidiaries" means the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (g) "Offering Date" means the first day off each offering period of the plan.

                  (h) "Termination Date" means the last day of each offering period of the Plan.

         3.       Eligibility.

                  (a) General Rule. Any employee, as defined in paragraph 2, who has been employed by the Company or one of its Designated Subsidiaries for at least 30 days prior to the

Offering Date shall be eligible to participate in the Plan, subject to the limitations imposed by Section 423(b) of the Code.

                  (b) Exceptions. Any provisions of the Plan to the contrary notwithstanding, no employee shall be granted an option under the Plan if,

                           (i) immediately after the grant, such employee (or any other person whose stock ownership would be attributed to such employee pursuant to Section 425(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any subsidiary of the Company, or

                           (ii) the rate of withholding under such option would permit the employee's rights to purchase shares under all employee stock purchase plans of the Company and its subsidiaries to accrue (i.e., become exercisable) at a rate which exceeds Twenty-five Thousand Dollars ($25,000) of fair market value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offerings. The Plan shall be implemented by one offering during each six month period of the Plan, commencing on January 1, 1995, and ending on June 30, 1995, with subsequent six month offerings to commence on January 1 and July 1 of each year and terminate on June 30 and December 31 of each year, respectively.

         5.       Participation.

                  (a) An eligible employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company and filing it with the Company's payroll office not less than 15 days prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible employees with respect to a given offering.

                  (b) Payroll deductions for a participant shall commence with the first payroll following the Offering Date, or the first payroll following the date of valid filing of the subscription agreement, whichever is later, and shall end on the Termination Date of the offering, unless sooner terminated by the participant as provided in paragraph 10.

         6.       Payroll Deductions.

                  (a) At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the offering period at a rate not exceeding ten percent (10%), or such other maximum rate as may be determined from time to time by the Board, of the Compensation which he would otherwise receive on such payday, provided that the aggregate of such payroll deductions during the offering period shall not exceed ten percent (10%), or such other maximum percentage as may be determined from time to time by the

Board, of the Compensation which he would otherwise have received during said offering period.

                  (b) All payroll deductions authorized by a participant shall be credited to his account under the Plan. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his participation in the Plan as provided in paragraph 10, but may not decrease or increase the rate of his payroll deductions during the offering period.

         7.       Grant of Option.

                  (a) On each Offering Date, each participant shall be granted an option to purchase (at the option price) the number of full shares of the Company's Common Stock arrived at by dividing such participant's total payroll deductions accumulated during such offering period by ninety percent (90%) of the fair market value of a share of the Company's Common Stock at the Offering Date, subject to the limitations set forth in paragraphs 3(b) and 12 hereof. The fair market value of a share of the Company's Common Stock shall be determined as provided in paragraph 7(b) herein.

                  (b) The option price per share of such shares shall be the lower of (i) 90% of the fair market value of a share of the Common Stock of the Company at the Offering Date; or (ii) 90% of the fair market value of a share of the Common Stock of the Company at the Termination Date. The fair market value of the Company's Common Stock on said dates shall be determined by the Company's Board of Directors, based upon such factors as the Board determines relevant; provided, however, that if there is a public market for the Common Stock, the fair market value of a share of Common Stock on a given date shall be the reported bid price for the Common Stock as of such date; or, in the event that the Common Stock is listed on a stock exchange, the fair market value of a share of Common Stock shall be the closing price on the exchange as of such date.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his option for the purchase of shares will be exercised automatically at the Termination Date, and the minimum number of full shares subject to option will be purchased for him at the applicable option price with the accumulated payroll deductions in his account. During his lifetime, a participant's option to purchase shares hereunder is exercisable only by him.

         9. Delivery. As promptly as practicable after the Termination Date of each offering, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him of shares at the Termination Date of each offering period shall be returned to said participant.

         10.      Withdrawal; Termination of Employment.

                  (a) A participant may withdraw all, but not less than all, of the payroll deductions credited to his account under the Plan any time prior to the Termination Date by giving written notice to the Company on a form provided for such purpose. All of the participant's payroll deductions credited to his account will be paid to him as soon as practicable after receipt of his notice of withdrawal, and his option for the current offering period will be automatically canceled, and no further payroll deductions for the purchase of shares will be made during such offering period.

                  (b) Upon termination of the participant's employment for any reason, including retirement or death, the payroll deductions accumulated in his account will be returned to him as soon as practicable after such termination or, in the case of his death, to the person or persons entitled thereto under paragraph 14, and his option will be automatically canceled.

                  (c) A participant's withdrawal from an offering will not have any effect upon his eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12.      Stock.

                  (a) The maximum number of shares of the Company's Common Stock which shall initially be reserved for sale under the Plan shall be 400,000 shares, subject to further adjustment upon changes in capitalization of the Company as provided in paragraph 18. The shares to be sold to participants in the Plan may be, at the election of the Company, either treasury shares or shares authorized but unissued. If the total number of shares which would otherwise be subject to options granted pursuant to paragraph 7(a) hereof at the Offering Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall return any excess funds accumulated in each participant's account as soon as practicable after the termination date of such offering period.

                  (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his spouse.

         13. Administration. The Plan shall be administered by the Board of Directors of the Company or a committee (the "Committee") appointed by the Board. The administration, interpretation or application of the Plan by the Board or the Committee shall be final, conclusive and binding upon all participants. Members of the Board or the Committee who are eligible employees are permitted to participate in the Plan, provided that:

                  (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

                  (b) No member of the Board who is eligible to participate in the Plan may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of options pursuant to the Plan.

                  (c) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

         14.      Designation of Beneficiary.

                  (a) A participant may file a written designation of a beneficiary who is to receive shares and/or cash, if any, from the participant's account under the Plan in the event of such participant's death at a time when cash or shares are held for his account.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant in the absence of a valid designation of a beneficiary who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant; or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating employees semi-annually as soon as practicable following the Termination Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

         18. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible security of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to option.

         The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserve, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

         19. Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan. No such termination will affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant, nor may an amendment be made without prior approval of the shareholders of the Company if such amendment would:

                  (a) Increase the number of shares that may be issued under the Plan;

                  (b) Materially modify the requirements as to eligibility for participation in the Plan; or

                  (c) Materially increase the benefits which may accrue to participants under the Plan.

         20. Notices. All notices or other communications by a participant to the Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Shareholder Approval. Continuance of the Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon, which approval shall be:

                  (a)      (1) solicited substantially in accordance with
Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Act") and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Act at the time such information is furnished; and

                  (b) obtained at or prior to the first annual meeting of shareholders held subsequent to the first registration of Common Stock under
Section 12 of the Act.

                           In the case of approval by written consent, the
shares "present or represented" shall mean all outstanding shares.

         22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option and if required by applicable securities laws, the Company may require the participant for whose account the option is being exercised to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

                           HEALTH FITNESS CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                            Wednesday, May 16, 2001
                                    3:30 p.m.
                             3500 West 80th Street
                          Bloomington, Minnesota 55431



Health Fitness Corporation
3500 West 80th Street, Bloomington, MN 55431                               PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 16,2001.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, AND 4.

The undersigned hereby appoints JAMES A. BERNARDS and MARK W. SHEFFERT, and each of them, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Common Stock of Health Fitness Corporation registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Company's corporate offices, 3500 West 80th Street, Bloomington, Minnesota, at 3:30 p.m. (Minneapolis time) on May 16, 2001, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

                      See reverse for voting instructions.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH ITEMS 1, 2, 3, AND 4.

1. Election of directors:     01-James A. Bernards     05-Mark W. Sheffert
                              02-K. James Ehlen, M.D.  06-Linda Hall Whitman
                              03-Jerry V. Noyce        07-Rodney A. Young
                              04-John C. Penn

          [ ] Vote FOR                       [ ] Vote WITHHELD
              all nominees                       from all nominees
              (except as marked)


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY      ----------------------
INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S)
IN THE BOX PROVIDED TO THE RIGHT.)                        ----------------------



                          *   Please detach here    *
--------------------------------------------------------------------------------

2. Approve 200,000 share increase in            [ ] For  [ ] Against [ ] Abstain
   number of shares reserved for 1995
   Employee Stock Purchase Plan

3. Amend 1995 Stock Option Plan to              [ ] For  [ ] Against [ ] Abstain
   extend exercisable period of
   incentive stock options following
   termination of employment

4. Ratify selection of Grant Thornton LLP       [ ] For  [ ] Against [ ] Abstain
   as independent auditors

5. In their discretion, upon such other
   business as may properly come before
   the Meeting or any adjournment thereof

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box   [ ]            Date
Indicate changes below:                        --------------------------------

                                          -------------------------------------
                                          Signature(s) in Box
                                          PLEASE DATE AND SIGN ABOVE
                                          exactly as name appears at the
                                          left indicating, where appropriate,
                                          official position or representative
                                          capacity. For stock held in joint
                                          tenancy, each joint tenant should sign